[GRAPHIC OMITTED][ASPEN]
                                                                    Exhibit 99.1

                Press Release

                          ASPEN INSURANCE HOLDINGS LIMITED APPOINTS
                             DAVID B. KELSO TO BOARD OF DIRECTORS

                HAMILTON, BERMUDA, MAY 26, 2005 -- Aspen Insurance Holdings
                Limited (the "Company") (NYSE:AHL; BSX:AHL BH) today announced that the Company's Board of Directors (the "Board") has
                appointed David B. Kelso to the Board in a non-executive
                capacity. He was also appointed to the Audit and Investment
                Committees of the Board. Mr. Kelso is the former Executive Vice
                President, Chief Financial Officer and Managing Director of
                Chubb Corporation in Warren, NJ. The addition of Mr. Kelso brings the total number of Directors to 10 and the number of independent Directors to six.

                Paul Myners, Chairman of the Board commented: "I am confident that David's financial expertise and considerable business experience will benefit Aspen as we continue to build our
                franchise. I look forward to working with David and expect that his addition to the Board will broaden our collective skill set and further the Board's efforts to provide sound guidance to the
                Company."

                ABOUT DAVID B. KELSO

                Mr. Kelso is currently a financial advisor for Kelso Advisory
                Services, a company he began in 2003 following two years with
                Aetna, Inc. in Hartford, CT serving as Executive Vice President,
                Strategy and Finance. From 1996 to 2001 Mr. Kelso was Executive
                Vice President, Chief Financial Officer and Managing Director of
                Chubb Corporation in Warren, NJ. Prior to Chubb he held senior management and financial positions with First Commerce
                Corporation in New Orleans, LA. From 1982 to 1992 Mr. Kelso
                worked for the Gemini Consulting Group in Washington, DC where he was Partner, North American Banking Practice. Prior to that
                Mr. Kelso spent a year as an Associate with GE Information
                Services Company after beginning his professional career at
                Chemical Bank in New York, NY as an Associate. Mr. Kelso holds a
                B.A. in English from Princeton University and an MBA in Finance and Marketing from the Darden School of Business, The University of Virginia.

                ABOUT ASPEN INSURANCE HOLDINGS LIMITED

                Aspen Insurance Holdings Limited was established in June 2002.
                Aspen is a Bermudian holding company that provides property and casualty reinsurance in the global market, property and
                liability insurance principally in the United Kingdom and the
                United States and marine and aviation insurance worldwide
                through Aspen Insurance UK Limited. Aspen's operations are conducted through its wholly-owned subsidiaries located in
                London, Bermuda and the United States: Aspen Insurance UK
                Limited, Aspen Insurance Limited and Aspen Specialty Insurance
                Company. Aspen has four operating segments: property
                reinsurance, casualty reinsurance, specialty insurance and reinsurance and property and casualty insurance. Aspen's
                principal existing shareholders include The

                Blackstone Group, Candover Partners Limited, Wellington
                Underwriting plc and Credit Suisse First Boston Private Equity.
                For more information about Aspen, please visit the Company's website at www.aspen.bm.

                APPLICATION OF THE SAFE HARBOR OF THE PRIVATE SECURITIES
                LITIGATION REFORM ACT OF 1995

                This press release contains, and Aspen's earnings conference call may contain, written or oral "forward-looking statements"
                within the meaning of the U.S. federal securities laws. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.
                Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be
                identified by the use of words such as "expect," "intend,"
                "plan," "believe," "project," "anticipate," "seek," "will,"
                "estimate," "may," "continue," and similar expressions of a future or forward-looking nature.

                All forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of
                uncertainties and other factors, many of which are outside the
                Company's control that could cause actual results to differ materially from such statements. For a more detailed description of these uncertainties and other factors, please see the "Risk
                Factors" section in Aspen's Annual Report on Form 10-K for the year ended December 31, 2004, filed with the U.S. Securities and
                Exchange Commission on March 14, 2005.

                - ENDS -

                ASPEN INSURANCE HOLDINGS LIMITED           T +441-297-9382
                Noah Fields, Head of Investor Relations

                UK CONTACTS:

                THE MAITLAND CONSULTANCY                   T +44 20 7379 5151
                Emma Burdett
                Brian Hudspith